STATEMENT OF ADDITIONAL INFORMATION

January 31, 2010, as supplemented May 7, 2010

KEELEY FUNDS, INC.

KEELEY Small Cap Value Fund	401 SOUTH LASALLE STREET
Class A Shares – KSCVX	CHICAGO, ILLINOIS 60605
Class I Shares – KSCIX	312-786-5050
888-933-5391
KEELEY Small Cap Dividend Value Fund
Class A Shares – KSDVX
Class I Shares – KSDIX

KEELEY Small-Mid Cap Value Fund
Class A Shares – KSMVX
Class I Shares – KSMIX

KEELEY Mid Cap Value Fund
Class A Shares – KMCVX
Class I Shares – KMCIX

KEELEY All Cap Value Fund
Class A Shares – KACVX
Class I Shares – KACIX

This Statement of Additional Information (“SAI”) is not a prospectus, but provides additional information that should be read in conjunction with the current Prospectus of KEELEY Small Cap Value Fund, KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund, KEELEY Mid Cap Value Fund, and KEELEY All Cap Value Fund (the “Fund” or the “Funds”) dated January 31, 2010, and any additional supplements thereto.

A copy of the Prospectus and the Annual Report to Shareholders may be obtained free of charge from the Funds at the address and telephone number listed above.

Audited financial statements, which are contained in the Funds’ Annual Report dated September 30, 2009, are incorporated by reference into this SAI.

TABLE OF CONTENTS

INTRODUCTION	3

GENERAL INFORMATION AND HISTORY	3

INVESTMENT OBJECTIVE AND STRATEGIES	3

INVESTMENT POLICIES AND RISK CONSIDERATIONS	5

INVESTMENT RESTRICTIONS	7

PORTFOLIO TURNOVER	9

DISCLOSURE OF PORTFOLIO HOLDINGS	9

MANAGEMENT OF THE FUNDS	10

INVESTMENT ADVISER	14

PORTFOLIO MANAGER	16

ADMINISTRATION SERVICES	17

FUND ACCOUNTANT, CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND SECURITIES LENDING AGENT	17

NET ASSET VALUE	18

PURCHASES AND REDEMPTION OF SHARES	18

SALES AT NET ASSET VALUE	18

EXCHANGE PRIVILEGE	19

TAXATION	19

DISTRIBUTION OF SHARES	24

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS	24

PORTFOLIO TRANSACTIONS AND BROKERAGE	26

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	28

PROXY VOTING	31

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32

ADDITIONAL INFORMATION	32

INTRODUCTION

This Statement of Additional Information (“SAI”) contains further discussion of the Funds’ securities and investment techniques that are described in the Prospectus. The information contained in this document is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Funds’ securities and investment techniques. Captions and defined terms in the SAI generally correspond to those captions and terms as defined in the Prospectus.

This SAI does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of the SAI at any time shall not imply that there has been no change in the affairs of the Funds since the date hereof.

GENERAL INFORMATION AND HISTORY

The KEELEY Small Cap Value Fund (“Small Cap Value Fund”), the KEELEY Small Cap Dividend Value Fund (“Small Cap Dividend Value Fund”), the KEELEY Small-Mid Cap Value Fund (“Small-Mid Cap Value Fund”), the KEELEY Mid Cap Value Fund (“Mid Cap Value Fund”), and the KEELEY All Cap Value Fund (“All Cap Value Fund”) each are a diversified series of Keeley Funds, Inc. (the “Corporation”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Corporation was incorporated in Maryland on April 6, 2005 and commenced operations on August 15, 2005. KEELEY Small Cap Value Fund, Inc., the predecessor to Small Cap Value Fund, was incorporated in Maryland on May 17, 1993, registered under the 1940 Act on July 27, 1993 and commenced operations on October 1, 1993. On December 31, 2007, KEELEY Small Cap Value Fund, Inc. was reorganized into a newly created series of the Corporation designated KEELEY Small Cap Value Fund.

Each Fund offers two share classes: Class A Shares and Class I Shares. In addition to the fact that Class I Shares do not have a sales load, Class A Shares and Class I Shares have different expenses and other characteristics, allowing investors to choose the class that best suits their needs. All shares of the Funds have equal voting and liquidation rights, and each share is entitled to one vote on any matters which are presented to shareholders.

INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

The investment objective of each Fund is to seek capital appreciation. The Board of Directors of the Corporation may not change a Fund’s investment objective without shareholder approval.

KEELEY Small Cap Value Fund

The Small Cap Value Fund seeks to achieve this objective by investing primarily in companies that have a relatively small market capitalization, which the Adviser defines as $3.5 billion or less at time of each investment. The Fund has adopted a policy, which is not a fundamental policy, that under normal market conditions, the Fund will have at least 80% of its net assets plus the amount of any borrowings invested in common stocks and other equity-type securities of such companies. If the Fund changes that policy, it will give shareholders at least 60 days notice of the change. Other equity-type securities include preferred stock, convertible debt securities and warrants. Within this group of companies, the Fund will emphasize five basic categories. The first category is corporate spin-offs. The second is companies involved in various types of corporate restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in these first two categories. The third category is companies that are trading at prices at or below actual or perceived book value and companies that are undergoing substantial changes, such as significant changes in markets or technologies, management and financial structure. The fourth category is conversions of savings & loan associations and insurance companies from mutual to stock companies. These conversions are usually under-valued in relation to their peer group. The fifth category is distressed utilities. Keeley Asset Management Corp. (the “Adviser”) believes that this strategy allows the Fund to purchase equity shares with above-average potential for capital appreciation at relatively favorable market prices. Current dividend or interest income is not a factor when choosing securities.

KEELEY Small Cap Dividend Value Fund

The Small Cap Dividend Value Fund seeks to achieve its investment objective by investing primarily in companies that have a small market capitalization, which the Adviser defines as $3.5 billion or less at the time of investment, and that currently pay or are reasonably expected to pay dividends to shareholders. The Adviser looks for stocks with sustainable, expected growth in earnings and dividends, and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. The Fund has adopted a policy, which is not a fundamental policy, that under normal market conditions, the Fund will have at least 80% of its net assets plus the amount of any borrowings invested in dividend-paying (as referenced in the prospectus) common stocks and other equity-type securities of such companies (including preferred stock, convertible debt securities and warrants) of small market capitalization. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company grows beyond the $3.5 billion capitalization level. If less than 80% of the Fund’s assets (plus the amount of any borrowings for investment purposes) are invested in companies with small market capitalization, the Fund will not invest in companies other than those with a small market capitalization until the 80% threshold is restored.

KEELEY Small-Mid Cap Value Fund

The Small-Mid Cap Value Fund seeks to achieve its investment objective by investing primarily in companies that have a small and a mid-size market capitalization, which the Adviser defines as $7.5 billion or less. The Fund has adopted a non-fundamental policy that under normal market conditions, it will have at least 80% of its net assets plus the amount of any borrowings invested in common stocks and other equity-type securities of such companies. If the Fund changes this policy, it will give shareholders at least 60 days notice of the change. Other equity-type securities include preferred stock, convertible debt securities and warrants. Within this group of companies, the Fund will emphasize five basic categories. The first category is corporate spin-offs. The second is companies involved in various types of corporate restructuring, including acquisitions, recapitalizations, and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in these first two categories. The third category is companies that are trading at prices at or below actual or perceived book value and companies that are undergoing substantial changes, such as significant changes in markets or technologies, management and financial structure. The fourth category is conversions of savings & loan associations and insurance companies from mutual to stock companies. These conversions are usually under-valued in relation to their peer group. The Fund purchases shares of these companies after their conversion to a stock company has been completed. The fifth category is distressed utilities. The Adviser believes that this strategy allows the Fund to purchase equity shares with above-average potential for capital appreciation at relatively favorable market prices. Current dividend or interest income is not a factor when choosing securities.

KEELEY Mid Cap Value Fund

The Mid Cap Value Fund seeks to achieve its investment objective by investing primarily in companies that have a mid-size market capitalization, which the Adviser defines as between $1.5 billion and $10 billion. The Fund has adopted a non-fundamental policy that under normal market conditions, it will have at least 80% of its net assets plus the amount of any borrowings invested in common stocks and other equity-type securities of such companies, including preferred stock, convertible debt securities and warrants. If the Fund changes this policy, it will give shareholders at least 60 days notice of the change. Within this group of companies, the Fund will emphasize five basic categories. The first category is corporate spin-offs. The second is companies involved in various types of corporate restructuring, including acquisitions, recapitalizations, and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in these first two categories. The third category is companies that are trading at prices at or below actual or perceived book value and companies that are undergoing substantial changes, such as significant changes in markets or technologies, management and financial structure. The fourth category is conversions of savings & loan associations and insurance companies from mutual to stock companies. These conversions are usually under-valued in relation to their peer group. The fifth category is distressed utilities. The Adviser believes that this strategy allows the Fund to purchase equity shares with above-average potential for capital appreciation at relatively favorable market prices. The Fund purchases shares of these companies only after their conversion to a stock company has been completed. Current dividend or interest income is not a factor when choosing securities.

KEELEY All Cap Value Fund

The All Cap Value Fund seeks to achieve its investment objective by investing primarily in common stocks and other equity securities, including preferred stock, convertible debt securities and warrants. The Fund will emphasize five basic categories. The first category is corporate spin-offs. The second is companies involved in various types of corporate restructuring, including acquisitions, recapitalizations, and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in these first two categories. The third category is companies that are trading at prices at or below actual or perceived book value and companies that are undergoing substantial changes, such as significant changes in markets or technologies, management and financial structure. The fourth category is conversions of savings & loan associations and insurance companies from mutual to stock companies. These conversions are usually under-valued in relation to their peer group. The fifth category is distressed utilities. The Adviser believes that this strategy allows the Fund to purchase equity shares with above-average potential for capital appreciation at relatively favorable market prices. Current dividend or interest income is not a factor when choosing securities.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

EQUITY SECURITIES

Each of the Funds invests in common stocks, which represent an equity interest (ownership) in a business.  This ownership interest often gives the Funds the right to vote on measures affecting the company’s organization and operations. The Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks (discussed below). Over time, common stocks historically have provided superior long-term capital growth potential.  However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are uncomfortable with an investment whose value is likely to vary substantially.

The Funds’ investments in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. In addition, transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

Because the Funds invest in stocks of issuers with smaller market capitalization, each can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

DEBT SECURITIES

Funds may invest in debt securities of corporate and governmental issuers that are “investment grade” securities (securities within the four highest grades (AAA/Aaa to BBB/Baa)) assigned by Standard and Poor’s Corporation (“S&P”) or Moody’s Investor Services, Inc. (“Moody’s”).

The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund’s portfolio as well as on market conditions. In general, a decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

CONVERTIBLE SECURITIES

The Funds may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

Convertible securities generally rank senior to common stock in an issuer’s capital structure and may entail less risk of declines in market value than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

WARRANTS

The Funds may invest in warrants or rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES

Each Fund may invest in securities of foreign issuers. The Funds do not consider ADRs and securities traded on a U.S. exchange to be foreign.

Investment in foreign securities may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. To the extent positions in portfolio securities are denominated in foreign currencies, a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, involve certain risk considerations not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less publicly available information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protection applicable to foreign subcustodial arrangements. Although each Fund intends to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

UNSEASONED ISSUERS

Each Fund may invest its net assets in the securities of “unseasoned issuers,” defined as those issuers that, together with predecessors, have been in operation for less than three years. The Adviser believes that investing in securities of unseasoned issuers may provide opportunities for long-term capital growth.  Because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources, the risks of investing in such securities are greater than with common stock of more established companies.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in securities for which there is no ready market (“illiquid securities”), including, but not limited to, those securities that are not readily marketable either because they are restricted securities. Restricted securities are securities that have not been registered under the Securities Act of 1933 and are thus subject to restrictions on resale. Under the supervision of the Board of Directors, the Adviser determines the liquidity of each Fund’s investments. Securities that may be sold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser. A position in restricted securities might adversely affect the liquidity and marketability of a portion of a Fund’s portfolio, and a Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where a Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts.

REAL ESTATE INVESTMENT TRUSTS

The Funds may invest in real estate investment trusts (“REITs”). Although the Funds will not invest directly in real estate, the Funds may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs’ investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by the Funds. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy.

LENDING OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities which the Adviser has determined are creditworthy under guidelines established by the Board of Directors. The Funds will pay a portion of the income earned on the lending transaction to the securities lending agent and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Loans are subject to termination at any time by the lending Fund or the borrower. When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.

The Funds would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Corporation’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while a Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. A Fund could experience losses as a result of a diminution in value of its cash collateral investment.

MARKET EVENTS

Events in the financial sector during the past several years have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Both domestic and foreign equity markets experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.

In addition to the recent unprecedented turbulence in financial markets, the reduction in the availability of, and/or the prohibitively high cost of credit adversely affected many issuers worldwide. This potential increase in an issuer’s cost of funds resulted in less money being available to fund continuing operations, prospective growth opportunities, and dividend payments of companies. These events and possible continuing market turbulence may have an adverse effect on the Funds.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions. Unless otherwise noted, whenever an investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, total assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment limitations.

All the Funds have adopted the following fundamental investment restrictions, which cannot be changed without the approval of the holders of the lesser of (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund:

1.                                     With respect to 75% of the Fund’s net assets, the Fund will not invest more than 5% of such net assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations.

2.                                     With respect to 75% of the Fund’s net assets, the Fund will not acquire securities of any one issuer which at the time of investment represent more than 10% of the voting securities of the issuer.

3.                                     The Fund will not act as an underwriter or distributor of securities other than its own capital stock, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

4.                                     The Fund will not lend money, but this restriction shall not prevent the Fund from investing in (i) a portion of an issue of debt securities or (ii) repurchase agreements.

5.                                     The Fund will not purchase or sell real estate, interests in real estate or real estate limited partnerships, although it may invest in marketable securities of issuers that invest in real estate or interests in real estate.

6.                                     The Fund will not pledge any of its assets, except to secure indebtedness permitted by the Fund’s investment restrictions.

7.                                     The Fund will not concentrate its investments by investing 25% or more of the value of the Fund’s total assets taken at market value at the time of the investment (other than U.S. government securities) in companies of any one industry.

8.                                     The Fund will not purchase and sell commodities or commodity contracts except that it may enter into forward contracts to hedge securities transactions made in foreign currencies. This limitation does not apply to financial instrument futures and options on such futures.

9.                                     The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided that (i) the total of reverse repurchase agreements and such borrowings will not exceed 10% of the Fund’s total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets. The Fund does not currently intend to enter into reverse repurchase agreements.

10.                               The Fund will not issue senior securities, except for reverse repurchase agreements and borrowings as permitted by the Fund’s other investment restrictions.

In addition to the fundamental restrictions listed above, all the Funds have adopted the following non-fundamental restrictions that may be changed by the Board of Directors, without shareholder approval:

1.                                     The Fund will not acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or (ii) where the acquisition results from a dividend or a merger, consolidation or other reorganization. In addition to this investment restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund’s assets (valued at time of investment) in all investment company securities purchased by the Fund

2.                                     The Fund will not invest more than 15% of its net assets in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).

In addition to the fundamental and non-fundamental restrictions listed above, Small Cap Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund, and All Cap Value Fund have adopted the following non-fundamental restrictions that may be changed by the Board of Directors, without shareholder approval:

1.                                     The Fund will not participate in a joint trading account, purchase securities on margin (other than short-term credits as necessary for the clearance of purchases and sales of securities) or sell securities short (unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable without payment of further consideration into an equal amount of such securities). The Fund does not currently intend to sell securities short even under the conditions described in Investment Restrictions.

2.                                     The Fund will not invest for the purpose of exercising control or management of any company.

3.                                     The Fund will not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in marketable securities of issuers engaged in oil, gas or mineral exploration.

Each Fund may make additional commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should a Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

The investments and strategies described above are those that are used under normal conditions. During adverse economic, market or other conditions, a Fund may take a temporary defensive position, and invest without limit in securities, including cash and cash equivalents, that would not ordinarily be consistent with the Fund’s investment objective. By taking a temporary defensive position, a Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

Each Fund calculates portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions. Increased portfolio turnover may result in greater brokerage commissions.

For the fiscal periods ended September 30, 2009 and September 30, 2008, the portfolio turnover rates of each Fund were:

•      22.03% and 17.27%, respectively, for Small Cap Value Fund;

•      44.80% and 10.57%, respectively, for Small-Mid Cap Value Fund;

•      85.30% and 28.96%, respectively, for Mid Cap Value Fund; and

•      44.68% and 27.71%, respectively, for All Cap Value Fund.

The variance in the portfolio turnover rates for Small-Mid Cap Value Fund and Mid Cap Value Fund is due to a combination of market volatility, portfolio repositioning and variances in shareholder purchases and redemptions.

The Small Cap Dividend Value Fund commenced operations on December 1, 2009; accordingly, there is no information relating to the Fund’s portfolio turnover rate.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have adopted a policy that they will disclose publicly Fund portfolio holdings (other than to rating agencies and third party service providers) only when that information is filed with the Securities and Exchange Commission (“SEC”) or sent to shareholders pursuant to annual, semi-annual or quarterly reports. In most cases, this information will be filed with the SEC sixty days after the date of public disclosure.  Information may be sent to shareholders earlier than sixty days after its date, but in such cases, the information will be sent to all shareholders at the same time. Each Fund discloses holdings on a monthly basis to certain rating and ranking organizations, including:  Standard & Poor’s, Bloomberg, Thomson Financial, Lipper and Morningstar.  Each Fund discloses its holdings on a quarterly basis to Vickers. The Funds have no special agreements with the rating and ranking organizations that require they keep the information provided to them confidential or that impose restrictions on them with respect to trading based on the disclosure of such information. No information is released until it is at least 15 days old and all information is sent to all parties at the same time. Each Fund may disclose portfolio information to the Fund’s third-party service providers, without lag, as part of the Fund’s normal investment activities. Third-party service providers receive portfolio holdings information more frequently than this information is filed with the SEC or sent to shareholders, when there is a legitimate business purpose for such disclosure. These third-party service providers include U.S. Bancorp Fund Services, LLC, the Funds’ administrator, transfer agent, and fund accountant; U.S. Bank N.A., the Funds’ custodian; the Funds’ pricing service, IDC; the Funds’ independent registered public accountant, PricewaterhouseCoopers, LLP, and the Funds’ counsel, K&L Gates LLP. The Funds’ contracts with the administrator, transfer agent, fund accountant, and custodian include provisions that require they treat all information that they receive from each Fund as confidential, not use that information for any purpose other than to perform their obligations under their contracts with the Funds, and not disclose that information to any third-party without written authorization from each Fund or pursuant to court order.

The Funds’ Chief Compliance Officer (“CCO”) reviews the policies and procedures of the Funds’ third-party service providers to ensure that their policies and procedures restrict trading based on information they receive from clients, and provide for confidential handling of client information. Under the Corporation’s policies, no one has authority to make any other disclosure of portfolio information. Officers and directors of the Corporation and the Adviser, and officers of the Distributor who are also officers of the Corporation or the Adviser of necessity have access to information about a Fund and its investments, including its portfolio holdings, but the Corporation and the Funds’ Adviser and Distributor have adopted policies and procedures to prevent the unfair use by them of nonpublic information. The Corporation’s code of ethics also prohibits access persons (who include officers and directors of the Corporation) from buying and selling securities which a Fund is buying or selling or considering buying or selling, except with the prior approval of the President of the Corporation or his designee (or in the case of his trades, another officer designated by the Board).

Personal trading information is compiled and reviewed monthly by the CCO and/or his designee. It is against the policy of the Corporation for the Corporation or its Adviser to receive compensation for the disclosure of portfolio holdings information. The portfolio holdings disclosure policy of the Corporation has been approved by the Funds’ Board of Directors and, under the Corporation’s procedures, may only be changed with Board approval.

MANAGEMENT OF THE FUNDS

GENERAL

The Corporation’s Board of Directors has overall management responsibility for the Corporation and the Funds. Corporation officers and the administrator are responsible for the day-to-day operations of the Funds. The Adviser is responsible for investment management of the Funds under the Investment Advisory Agreement. The Corporation, the Adviser and the Distributor each have adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act. Those Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

The Committee of Independent Directors (the “Committee”) oversees (i) the Funds’ accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) the quality and objectivity of the financial statements of each of the Funds and the independent audits thereof; and (iii) the independence and effective functioning of the Board. In addition, the Committee acts as liaison between the Corporation’s independent registered public accountants and the full Board, pre-approves the scope of the audit and non-audit services the Corporation’s independent registered public accountants provide to the Corporation and reviews in the first instance and makes recommendations to the Board regarding any investment advisory agreement relating to the Funds, as well as any Rule 12b-1 plan of the Funds and any related agreement. The Committee met four times during the fiscal year ended September 30, 2009.

The Executive Committee of the Board has the authority to take actions on behalf of the Board in between Board meetings, with such actions being subject to the ratification of the full Board at the next scheduled meeting.

Messrs. J. Keeley Jr., Klingenberger and Fitzgerald serve as members of the Executive Committee until the election and qualification of their successors. The Executive Committee met three times during the fiscal year ended September 30, 2009.

DIRECTORS AND OFFICERS

The names of the Directors and officers of the Funds, the date each was first elected or appointed to office, and their principal business activities during the past five years and other directorships they hold, are shown below:

Name and Age as of December 31, 2009	Position(s) Held with each Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside the Fund Complex

Independent Directors*

Jerome J. Klingenberger(2) Age: 54	Chairman and Director	Chairman since 2006; Director since 1999	Executive Vice President and Chief Financial Officer for Grayhill, Inc. (electronic components and control systems)	5	None

Walter D. Fitzgerald Age: 69	Director	Director since 2006	Vice President, RBC Dain Rauscher until retirement on June 1, 2005	5	None

John G. Kyle(2) Age: 68	Director	Director since 1993	President of North Shore Shells Inc.; owner and operator of Shell Oil Services Stations and Gasoline Distributor	5	None

John F. Lesch(2) Age: 69	Director	Director since 1993	Attorney with Nisen & Elliott, LLC	5	None

Sean Lowry(2) Age: 56	Director	Director since 1999	Executive Vice President Mortgage Services of Pacor Mortgage Corp.	5	None

Elwood P. Walmsley(2) Age: 69	Director	Director since 1999	Owner of Lakeside Manor Rentals, LLC, since 2002; Director of Sales for H.B. Taylor Company (food ingredients products), from 2003 to 2009; account manager for Northwestern Extract Co. (food ingredient products) since 2009	5	None

Interested Director and Officer*

John L. Keeley, Jr.(2)(3)(4) Age: 69	Director and President	Director and President since 1993	Director, President and Treasurer of Keeley Investment Corp., Director and President of Keeley Asset Management Corp., President and Director of KEELEY Small Cap Value Fund, Inc., from 1993 to 2007, and KEELEY Funds, Inc., since 2005 and Chairman, President and principal controlling shareholder of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Director and President of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.)	5	Director of Marquette National Corp., Trustee of Loyola University Health System

Officers*

Name and Age as of December 31, 2009	Position(s) Held with each Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years

Robert Becker(2) Age: 67	Vice President	Vice President since 2007	Senior Vice President of Keeley Asset Management Corp.

John L. Keeley, III(2)(4) Age: 48	Vice President	Vice President since 2005

Senior Vice President of Keeley Asset Management Corp., Vice President of Keeley Investment Corp., Vice President of KEELEY Small Cap Value Fund, Inc. from 2005 to 2007, and KEELEY Funds, Inc. since 2005

Robert M. Kurinsky(2) Age: 37	Treasurer, Secretary and Chief Legal Officer	Treasurer since 2007, Secretary since 2006 and Chief Legal Officer since 2008

Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp., Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp.; Secretary of KEELEY Funds, Inc. since 2006; Secretary from 2006 to 2007 and Treasurer during 2007 of KEELEY Small Cap Value Fund, Inc.; Treasurer of KEELEY Funds, Inc. since 2007; Treasurer and Secretary of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Treasurer and Secretary of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.); Various Legal, Accounting and Risk Management Positions for Driehaus Capital Management, Inc. from 2001 to 2006

Guy F. Talarico Age: 54	Chief Compliance Officer	Chief Compliance Officer since 2004

Chief Executive Officer of ALARIC Compliance Services, LLC since 2005; Co-Chief Executive Officer of EOS Compliance Services, LLC from 2004 to 2005; Senior Director of Investors Bank & Trust Institutional Custody Division from 2001 to 2004; Chief Compliance Officer of KEELEY Small Cap Value Fund, Inc. from 2005 to 2007 and KEELEY Funds, Inc. since 2005.

Mark Zahorik(2) Age: 47	Vice President	Vice President since 1997

Senior Vice President of Keeley Asset Management Corp., General Partner of KAMCO Thrift Partners, L.P., Vice President of Keeley Investment Corp., KEELEY Small Cap Value Fund, Inc. from 1997 to 2007 and KEELEY Funds, Inc. since 2005

*	The business address of the Directors and Officers listed above is the address of the Corporation: 401 South LaSalle Street,

Suite 1201, Chicago, Illinois 60605.
(1)	Each Director serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.
(2)

Director or Officer who maintains brokerage account(s) with Keeley Investment Corp., the Corporation’s principal underwriter, and/or advised account(s) with Keeley Asset Management Corp., the Adviser to the Funds.

(3)	John L. Keeley, Jr. is considered an “Interested Director” of the Fund because of his affiliation with Keeley Asset Management Corp. and Keeley Investment Corp.
(4)	John L. Keeley, III is John L. Keeley, Jr.’s son.

As of December 31, 2009, the Directors and officers beneficially owned in the aggregate 0.36% of the outstanding shares of Small Cap Value Fund, 22% of the outstanding shares of Small Cap Dividend Value Fund, 20% of the outstanding shares of Small-Mid Cap Value Fund, 23% of the outstanding shares of Mid Cap Value Fund and 22% of the outstanding shares of All Cap Value Fund.

As of December 31, 2009, the dollar range of equity securities owned beneficially by each Director was as follows:

Name of Director	Dollar Range of Equity Securities in Small Cap Value Fund	Dollar Range of Equity Securities in Small Cap Dividend Value Fund	Dollar Range of Equity Securities in Small-Mid Cap Value Fund	Dollar Range of Equity Securities in Mid Cap Value Fund	Dollar Range of Equity Securities in All Cap Value Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
John L. Keeley, Jr.	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
John F. Lesch	Over $100,000	None	None	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
John G. Kyle	Over $100,000	None	$1 - $10,000	$50,001 - $100,000	Over $100,000	Over $100,000
Elwood P. Walmsley	$50,001 - $100,000	$1 - $10,000	$1 - $10,000	$10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000
Jerome J. Klingenberger	$50,001 - $100,000	None	$1 - $10,000	$50,001 - $100,000	$10,001 - $50,000	Over $100,000
Sean Lowry	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Walter D. Fitzgerald	None	$50,001 - $100,000	$1 - $10,000	$1 - $10,000	$10,001 - $50,000	Over $100,000

With the exception of the CCO, the Officers are “interested persons” of the Funds and are also Officers of Keeley Asset Management Corp., Keeley Investment Corp. or its Affiliates, and receive compensation from those companies. They do not receive any compensation from the Funds. The CCO has a contractual agreement with the Corporation, whereby the Corporation compensates the CCO $14,163 monthly. This fee is allocated among the Funds based on their relative net assets.

Each “non-interested” Fund Director receives $2,500 from the Corporation for each meeting that he or she attends in person, $1,500 for each meeting that he or she attends telephonically and an annual retainer of $50,000.  The Chairman receives an additional fee equal to 40% of the Directors’ annual retainer and per meeting fee from the Corporation.  Regular Board meetings are held quarterly.  For the fiscal year ended September 30, 2009, the Corporation paid Directors’ fees totaling $471,800. Directors do not receive any pension or retirement plan benefits from the Corporation.

The table below shows the compensation which each Fund paid to each Director for the fiscal year ended September 30, 2009. The Corporation does not expect to pay any Officer more than $60,000 in its current fiscal period.  The only officer who will receive any compensation from the Corporation exceeding $60,000 is the CCO, Guy Talarico.  For the year ended September 30, 2009, the CCO received $169,950 from the Corporation. The CCO does not receive any pension or retirement benefits accrued as part of fund expenses.

Name of Person, Position	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid to Directors
John L. Keeley, Jr., Director	None	None	None	None
John F. Lesch, Director	$74,500	None	None	$74,500
John G. Kyle, Director	$69,500	None	None	$69,500
Elwood P. Walmsley, Director	$74,500	None	None	$74,500
Jerome J. Klingenberger, Chairman and Director	$104,300	None	None	$104,300
Sean Lowry, Director	$74,500	None	None	$74,500
Walter D Fitzgerald, Director	$74,500	None	None	$74,500

Officers and Directors of the Funds do not pay sales loads on purchases of Funds shares.  The Corporation believes the waiver of sales loads for those people is appropriate because the Distributor does not incur any costs related to selling shares to them, nor does it keep them advised of Funds’ activity or performance. In addition, the Corporation believes that the waiver of sales load will encourage their ownership of the Funds’ shares, which the Corporation believes is desirable.

The Board of Directors has adopted a Deferred Compensation Plan for Independent Directors (the “Plan”), effective January 1, 2010, which enables each Director to defer payment of all or a portion of the annual fees received from the Funds for service on the Board. Under the Plan, the amount of compensation deferred by a Director is periodically adjusted as though an equivalent amount of compensation had been invested in shares of one or more of the Funds selected by the Director. The amount paid to the Director under the Plan will be determined based upon the amount of compensation deferred and the performance of the selected Fund(s).

INVESTMENT ADVISER

Keeley Asset Management Corp., 401 S. LaSalle Street, Chicago, IL  60605, the Funds’ investment adviser (the “Adviser”), was organized in the State of Illinois on December 28, 1981. John L. Keeley, Jr. owns a controlling interest in Joley Corp., which is the parent company of the Adviser and is thereby deemed to “control” the Adviser.  On July 21, 2008, Joley Corp. completed a minority leveraged recapitalization with TA Associates. There was no change of control at Joley Corp. or any of its affiliates, including the Adviser, as a result of this transaction.

The investment advisory agreements between the Corporation and the Adviser for: the Small Cap Value Fund dated April 7, 2005, as amended; the Mid Cap Value Fund dated April 7, 2005, as amended; the Small-Mid Cap Value Fund dated August 15, 2007, as amended; and the All Cap Value Fund dated February 14, 2006, as amended, each of which had an initial term of two years, and the investment advisory agreement between the Corporation and the Adviser for the Small Cap Dividend Value Fund dated November 3, 2009, which has an initial term of one year (collectively, the “Advisory Agreements”), each must thereafter be approved annually by the Board of Directors of the Corporation or by vote of a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal also must be approved by the vote of a majority of the Corporation’s directors who are not interested persons of the Corporation, as defined under the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

Under the Advisory Agreements, the Adviser is responsible for administering each Fund’s affairs and supervising the investment programs and must do so in accordance with applicable laws and regulations.  The Adviser also furnishes the Board of Directors with periodic reports on each Fund’s investment performance.  The Advisory Agreements also provide that the Adviser shall not be liable to any Fund or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, in connection with or pursuant to these Agreements, except by willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under the Agreements.

For its services as investment adviser of the Small Cap Value Fund, the Adviser receives a monthly fee at the following annual rates:

Amount of average daily net assets	Fee Rate
Up to first $1 billion	1.00%
$1 billion to under $6 billion	0.90%
$6 billion to under $8 billion	0.80%
$8 billion to under $10 billion	0.70%
$10 billion and over	0.60%

For its services as investment adviser of the Small Cap Dividend Value Fund, the Adviser receives a monthly fee at an annual rate of 1.00% of its average amount of daily net assets.

For its services as investment adviser of the Small-Mid Cap Value, Mid Cap Value and All Cap Value Funds, the Adviser receives a monthly fee at the following annual rates:

Amount of average daily net assets	Fee Rate
Up to first $350 million	1.00%
Between $350 million and $700 million	0.90%
More than $700 million	0.80%

For the purpose of calculating the advisory fee, the net assets of the Funds will not be considered in the aggregate.  The Adviser has contractually agreed to waive a portion of its management fee or reimburse the Funds to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for each Fund exceed 1.39% for Class A Shares and 1.14% for Class I Shares. The waivers are in effect through January 31, 2011. For the fiscal years ended September 30, 2009, 2008 and 2007, the Adviser earned $38,593,447, $57,320,621 and $39,483,939, respectively, in investment advisory fees from the Small Cap Value Fund and KEELEY Small Cap Value Fund, Inc. (the predecessor to Small Cap Value Fund). For the fiscal periods ended September 30, 2009, 2008 and 2007, the Adviser earned $228,779, $112,360 and $5,129, respectively, from the Small-Mid Cap Value Fund. For the fiscal periods ended September 30, 2009, 2008 and 2007, the Adviser earned $669,026, $1,304,612 and $726,845, respectively, in investment advisory fees from the Mid Cap Value Fund and $664,003, $1,065,520 and $411,494, respectively, in investment advisory fees from the All Cap Value Fund. As of September 30, 2009, the Small Cap Dividend Value Fund was not operational.

Pursuant to an expense cap reimbursement agreement, for the fiscal years ended September 30, 2009, 2008, and 2007 the Adviser reimbursed the following amounts to the following Funds:

•                  Small-Mid Cap Value Fund: $86,870, $64,994 and $52,579, respectively;

•                  Mid Cap value Fund: $126,939, $80,245 and $9,126, respectively; and

•                  All Cap Value Fund: $133,475, $73,176 and $49,240, respectively.

The expense cap reimbursement agreement for Small Cap Value Fund was executed on October 1, 2009. Accordingly, the Adviser did not reimburse any amounts to Small Cap Value Fund. Regardless, on September 30, 2009, the Adviser voluntarily reimbursed the Small Cap Value Fund in the amount of $165,650.  This voluntary expense reimbursement is not subject to repayment by the Small Cap Value Fund.

At a Board meeting held on November 3, 2009, the Board of Directors, including a majority of the Independent Directors, approved the continuation of the Advisory Agreement for the Small Cap Value Fund, the Small-Mid Cap Value Fund, the Mid Cap Value Fund and the All Cap Value Fund for one additional year, and approved the initial Advisory Agreement for the Small Cap Dividend Value Fund for one year. A discussion regarding the basis of the approval of the Advisory Agreements as well as the material factors considered by the Board will be available in the Funds’ semi-annual report to shareholders dated March 31, 2010.

PORTFOLIO MANAGER

John L. Keeley, Jr. is the portfolio manager of the Small Cap Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund and All Cap Value Fund. In addition, Mr. Keeley acts as portfolio manager for approximately 1,270 other individual accounts which had assets of $1.6 billion as of September 30, 2009. Included in those individual accounts are five pooled investment vehicles which had assets of $73.0 million. Three of the pooled investment vehicles, which had assets of $53.3 million as of September 30, 2009, provide for a performance-based fee.

Thomas E. Browne, Jr. is the portfolio manager of the Small Cap Dividend Value Fund. Brian P. Leonard and Brian R. Keeley are the Assistant Portfolio Managers for the Fund. Mr. Browne and Mr. Leonard manage one other account. Mr. B. Keeley manages one other account and co-manages approximately 1,155 separately managed wrap program accounts as of September 30, 2009. Mr. B. Keeley co-manages these accounts with John L. Keeley, Jr. None of the accounts managed by Mr. Browne, Mr. Leonard or Mr. B. Keeley provide for a performance-based fee.

The Funds use the same investment strategy, but focus on different issuers:

•	Small Cap Value Fund concentrates on small cap stocks;
•

Small Cap Dividend Value Fund concentrates on small cap stocks (i) with attractive dividend yields that are, in the opinion of the Adviser, relatively stable or expected to grow, (ii) that pay a small dividend, but could grow their dividend over the next few years, and/or (iii) that pay no dividend, but may initiate a dividend or return cash to shareholders in other ways, such as a share repurchase program;

•	Small-Mid Cap Value Fund concentrates on small and mid-cap stocks;
•	Mid Cap Value Fund concentrates on mid-cap stocks; and
•	All Cap Value Fund does not have a size limitation or focus, and is expected to invest in stocks of all size issuers.

A conflict will arise if the portfolio manager decides to sell a security that any of the Funds holds or to purchase a security for a Fund at the same time that such security is to be purchased or sold by a Fund, other pooled investment vehicles and other individual accounts and there is not sufficient trading volume to permit the fill of all of the orders at the same time without affecting the price. Such action could have an effect on the price of the securities, and could potentially result in a Fund paying more (with respect to a purchase) or receiving less (with respect to a sale) than might otherwise be the case if only that Fund were purchasing or selling that security. Historically, when a Fund and any of those other accounts purchased or sold the same security on the same day, the Funds received the best price or the same price, and if possible the transactions were averaged.  Now that the portfolio manager is managing the portfolios of all four of these registered investment companies, if the Funds buy or sell the same security on the same day, the prices will be averaged and each will receive the same price.  If it is not possible to fill all of the orders for the same security for each of the Funds and the other accounts managed by the Adviser, the securities purchased or sold will be allocated among the purchasers or sellers proportionate to the number of shares that each requested to purchase or sell.

Mr. Browne, Mr. Leonard and Mr. Brian Keeley do not receive any compensation specifically for acting as portfolio manager or assistant portfolio manager of the Small Cap Dividend Value Fund.  Mr. John Keeley does not receive any compensation specifically for acting as portfolio manager of the Small Cap Value Fund, Small-Mid Cap Value Fund, Mid Cap Value Fund and All Cap Value Fund.  However, as the controlling shareholder of Joley Corp., the parent company of the Adviser, Mr. John Keeley has the benefit of receiving the majority of the management fees paid by the Funds to the Adviser, after payment by the Adviser of all of its expenses.

As of December 31, 2009, Mr. Browne beneficially owned $100,001 - $500,000 in Small Cap Dividend Value Fund. Mr. Leonard and Mr. Brian Keeley each beneficially owned $10,001 - $50,000 in Small Cap Dividend Value Fund. Mr. John Keeley beneficially owned over $1,000,000 in each of the Funds.

ADMINISTRATION SERVICES

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp” or the “Administrator”), 615 E. Michigan Street, 3rd Floor, Milwaukee, WI 53202, is the Funds’ administrator. The Administrator assists in preparing and filing the Funds’ federal and state tax returns and required tax filings (other than those required to be made by the Funds’ custodian or transfer agent); participates in the preparation of the Funds’ registration statement, proxy statements and reports; prepares state securities law compliance filings; oversees the Funds’ fidelity insurance relationships; compiles data for and prepares notices to the SEC; prepares the Funds’ annual and semi-annual reports to the SEC and current shareholders; monitors the Funds’ expense accounts, the Funds’ status as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Funds’ arrangements with respect to services provided pursuant to the Funds’ Distribution Plan, compliance with each Fund’s investment policies and restrictions; and generally assists in the Funds’ administrative operations.

The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement.

FUND ACCOUNTANT, CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND SECURITIES LENDING AGENT

FUND ACCOUNTANT

U.S. Bancorp also acts as the fund accountant for the Funds. U.S. Bancorp’s services include: maintaining portfolio records; obtaining prices for portfolio positions; determining gains/losses on security sales; calculating expense accrual amounts; recording payments for each Fund’s expenses; accounting for fund share purchases, sales, exchanges, transfers, dividend reinvestments and other fund share activity; maintaining a general ledger for the Funds; determining net asset values of each Fund; calculating net asset value per share and maintaining tax accounting records for the investment portfolio.

CUSTODIAN

U.S. Bank, N.A. (the “Custodian”), 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, is the custodian for the Funds. The Custodian is responsible for: holding all securities and cash of the Funds; receiving and paying for securities purchased; delivering against payment for securities sold; receiving and collecting income from investments; making all payments covering expenses of the Funds; and performing other administrative duties, all as directed by authorized persons of the Funds. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bancorp acts as the Transfer and Dividend Disbursing Agent for the Funds. U.S. Bancorp’s services include printing, postage, forms, stationary, record retention, mailing, insertion, programming, labels, shareholder lists, and proxy expenses. These fees and reimbursable expenses may be changed from time to time subject to mutual written agreement between U.S. Bancorp and the Funds and with the approval of the Board of Directors.

U.S. Bancorp receives orders for the purchase of shares; processes purchase orders and issues the appropriate number of uncertificated shares; processes redemption requests; pays money in accordance with the instructions of redeeming shareholders; transfers shares; processes exchanges between funds within the same family of funds; transmits payments for dividends and distributions; maintains current shareholder records; files U.S. Treasury Department Form 1099s and other appropriate information required with respect to dividends and distributions for all shareholders; provides shareholder account information upon request; mails confirmations and statements of account to shareholders for all purchases, redemptions and other confirmable transactions as agreed upon with each Fund and monitors the total number of shares sold in each state.

SECURITIES LENDING AGENT

U.S. Bank National Association (“U.S. Bank”) is the Funds’ securities lending agent.  In its capacity as securities lending agent, U.S. Bank, among other things: enters into and maintains securities loan agreements with borrowers, negotiates fees with borrowers, delivers securities to borrowers, receives collateral from borrowers in connection with each loan, holds and safekeeps the collateral on behalf of the Funds and invests the cash collateral in accordance with the instructions received by the Adviser.

NET ASSET VALUE

For purposes of computing the net asset value of a share of a Fund (the “NAV”), securities listed on an exchange, or quoted on a national market system are valued at the last sales price at the time of valuation or if there are no reported sales on that day, at the most recent bid quotations. Securities traded on only the over-the-counter markets are valued on the basis of closing over-the-counter bid prices when there is no last sale price available. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis.

A Fund’s NAV will not be determined on any day on which the New York Stock Exchange (“NYSE”) is not open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act. As a result of this election, the Funds must redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Redemptions in excess of those above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution of Fund portfolio securities.

Investments by corporations must include a certified copy of corporate resolutions indicating which officers are authorized to act on behalf of the account. Investments by trustees must include a copy of the title and signature page of the trust agreement and pages indicating who is authorized to act.

PURCHASES AND REDEMPTION OF SHARES

For information on purchase and redemption of shares, see “How to Buy, Sell and Exchange Shares” in the Funds’ Prospectus. Each Fund may suspend the right of redemption of shares of the Fund for any period: (i) during which the NYSE is closed other than customary weekend and holiday closing or during which trading on the NYSE is restricted; (ii) when the Securities and Exchange Commission (the “SEC”) determines that a state of emergency exists that may make payment or transfer not reasonably practicable; (iii) as the SEC may, by order, permit for the protection of the security holder of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

SALES AT NET ASSET VALUE

CLASS A SHARES

Only certain sales of Class A Shares are made at NAV, meaning they are not subject to a sales charge.  This is because certain investor and intermediary transactions involve little or no expense.  The investors who may be able to purchase Class A Shares without paying an initial sales charge generally are as follows:

•	Certain trustees, directors, employees and affiliates of the Adviser;
•	Certain financial intermediary personnel;

•	Certain tax-exempt entities;
•	Certain financial institutions, including banks, brokers or insurance companies; and
•	Clients of the Adviser or other registered investment advisers charging periodic or asset-based fees.

Furthermore, reinvestment of dividends or distributions or the exchanges of shares of one Fund for another (including the Prime Obligations Fund) are not subject to a sales charge. The minimum initial investment for Class A Shares is $2,500, and the minimum for additional investments is $50, each are subject to change at any time. The Distributor may waive the sales charge in certain other limited instances where it perceives there to be little or no expense associated with the share purchase.

Please check with the Distributor whether you qualify for investment in Class A Shares at NAV.

CLASS I SHARES

All sales of Class I Shares are made at NAV, meaning they are not subject to a sales charge. In addition, Class I Shares are not subject to the 12b-1 Plan, which results in a lower overall expense ratio than Class A Shares.  The minimum initial investment for Class I Shares is $1.0 million, and the minimum for additional investments is $10,000 and is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class I Share accounts.

Please check with the Distributor to confirm whether you qualify for investment in Class I Shares.

EXCHANGE PRIVILEGE

Investors may exchange some or all of their Fund shares between identically registered accounts of other Funds or for shares of First American Prime Obligations Fund (the “Prime Obligations Fund”). The minimum exchange amount between the KEELEY Funds is $250. The minimum exchange amount between any of the Funds and shares in the Prime Obligations Fund is described in the Prime Obligation Fund’s prospectus. For exchange purposes, Class A Shares may only be exchanged for Class I Shares if an investor meets the $1.0 million investment minimum for Class I Shares. An investor is limited to four exchanges in each 12 month period. Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering or recommendation on the part of the Funds or the Adviser of an investment in the Prime Obligations Fund. Any investor who considers making such an investment through the exchange privilege should obtain and review the prospectuses of the Prime Obligations Fund before exercising the exchange privilege. The Distributor is entitled to receive a fee from Prime Obligations Fund for certain distribution and support services at the annual rate of 0.002% of the average daily net asset value of the shares for which it is the holder or dealer of record.

The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Prime Obligations Fund or the Funds, or (ii) the proceeds from redemption of the shares of the Prime Obligations Fund are not immediately reinvested in shares of a Fund. The exchange privilege may be terminated by any Fund at any time.

For federal income tax purposes, a redemption of shares pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Code.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  Unless otherwise noted, this discussion assumes you are a shareholder who is a U.S. person, as defined for U.S. federal income tax purposes, and that you hold your shares as a capital asset.  This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.

Each Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, or interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid), and 90% of its net tax-exempt interest income in each year.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders.  A Fund may retain for investment its net capital gain.  However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.  If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.  The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gain.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.  Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax.  To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax.  To prevent application of the excise tax, the Funds intend to make their distributions in accordance with the calendar year distribution requirement.

If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income.  Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income.  Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders, and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

DISTRIBUTIONS

Dividends paid out of a Fund’s investment company taxable income will generally be taxable to a shareholder as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares, except as noted below.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder’s basis in his or her shares.  To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Such dividends may qualify for the Dividends Received Deduction and the reduced rate of taxation that applies to “qualified dividend income” received by individuals under Section 1(h)(11) of the Code.  For taxable years beginning before January 1, 2011, qualified dividend income received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%.  Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria.  The Funds generally can pass the tax treatment of qualified dividend income they receive through to Fund shareholders.  For a Fund to receive qualified dividend income, the Fund must hold the stock associated with an otherwise qualified dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date, in the case of certain preferred stocks).  In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property.  The same provisions, including the holding period requirements, apply to each shareholder’s investment in a Fund.  For taxable years beginning on or after January 1, 2011, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise.

Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares.  Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the fair market value of a share of the Fund on the investment date.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

For a description of the Funds’ distribution policies, see “Distributions and Taxes” in the Funds’ Prospectus.

SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other disposition of shares of a Fund that a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss that will be long-term or short-term, depending upon the shareholder’s holding period for the shares.  Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.  The maximum long-term capital gains rate for individuals is 15% (with lower rates for individuals in the 10% and 15% tax brackets) for taxable years beginning before January 1, 2011.  Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  In addition, any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed received by the shareholder with respect to such shares.

NATURE OF FUND’S INVESTMENTS

Certain of the Funds’ investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the Dividends Received Deduction, (ii) convert lower taxed long-term capital gain or qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not count toward the 90% of gross income requirement necessary for the Fund to qualify as a regulated investment company under the Code.

The Fund may make certain tax elections in order to mitigate the effect of these provisions.  The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations.

OPTIONS AND FUTURES CONTRACTS

A Fund’s transactions in options and futures contracts, if any, will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses.  These rules could, therefore, affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes.

NON-U.S. TAXES

Since the Funds may invest in non-U.S. securities, their income from such securities may be subject to non-U.S. taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

PASSIVE FOREIGN INVESTMENT COMPANY

If a Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  If a Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund.  Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income.  Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement applicable to regulated investment companies and would be taken into account for purposes of the nondeductible 4% excise tax (described above).  Dividends paid by PFICs will not be treated as qualified dividend income.

CURRENCY FLUCTUATIONS

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on non-U.S. currency forward contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

RECOGNITION OF INCOME IN THE ABSENCE OF CASH

Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments.  In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash.  Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the nondeductible 4% excise tax.  Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

The Code imposes constructive sale treatment for U.S. federal income tax purposes on certain hedging strategies with respect to appreciated financial positions.  Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property.  The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

The Funds may invest in preferred securities, convertible securities or other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service.  To the extent the tax treatment of such securities or income differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

A Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  The backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change.  Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.  This withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

REGULATIONS ON “REPORTABLE TRANSACTIONS”

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXES

Fund shareholders may be subject to state, local and non-U.S. taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

DISTRIBUTION OF SHARES

Keeley Investment Corp. (the “Distributor”), 401 S. LaSalle Street, Chicago, IL  60605, acts as the principal underwriter for the Funds under an Underwriting Agreement between the Corporation and the Distributor. The Distributor is a registered broker-dealer under the Securities Act of 1934, member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Securities Investor Protection Corporation (“SIPC”), and an affiliate of the Adviser.

The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the shares of the Funds on a continuous basis and will receive commissions on such sales as described in the Prospectus under “How Shares are Priced.” The Distributor bears the costs of advertising and any other costs attributable to the distribution of the shares of the Funds. A portion of these costs may be reimbursed by a Fund pursuant to the Fund’s Distribution Plan (the “Plan”) described below. The Distributor may receive brokerage commissions for executing portfolio transactions for a Fund. The Distributor may enter into sales agreements with other entities to assist in the distribution effort. Any compensation to these other entities will be paid by the Distributor from the proceeds of the sales charge.  The Distributor may also compensate these entities out of the distribution fees received from each Fund.  For the years ended September 30, 2009, 2008 and 2007, the Distributor received the following underwriting commissions:

Year	Front End Sales Charges	Redemption Charges	Total
2009	$459,239	None	$459,239
2008	$1,798,467	None	$1,798,467
2007(1)	$1,888,148	None	$1,888,148	(1)

(1)	This amount includes fees paid by KEELEY Small Cap Value Fund, Inc., the predecessor to Small Cap Value Fund.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

DISTRIBUTION PLAN

For Class A Shares, the Corporation has adopted a Plan of Distribution pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). The Plan was adopted anticipating that the Funds will benefit from the Plan through increased future sales of shares of the Funds eventually reducing the Funds’ expense ratio and providing an asset size that will allow the Adviser greater flexibility in management. For any Fund, the Plan may be terminated at any time by a vote of the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of that Fund. Any change in the Plan that would materially increase the distribution expenses of a Fund provided for in the Plan requires the approval of the shareholders and the Board of Directors, including the Rule 12b-1 Directors.

Pursuant to the Plan, each Fund will pay directly or reimburse the Distributor a 12b-l distribution and other fee equal to the amounts specified in the Funds’ combined Prospectus.  These fees will be used to pay distribution expenses directly or shall reimburse the Distributor for costs and expenses incurred in connection with distributing and marketing shares of each Fund.  Such distribution costs and expenses may include (i) advertising by radio, television, newspapers, magazine, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees and agents of the Distributor, including salary or a portion thereof, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationships with the broker-dealer or institution receiving such fees, (iv) costs of printing prospectuses and other material to be given or sent to prospective investors, and (v) such other similar services as the Board of Directors of the Corporation determines to be reasonably calculated to result in the sale of shares of each Fund.

While the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Corporation will be committed to the discretion of the Directors of the Corporation who are not interested persons of a Fund.  The Board of Directors must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Distributor. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by a majority of the Directors, including the Rule 12b-1 Directors.

For the fiscal year ended September 30, 2009, the Distributor received $424,560 under the Plan from Small Cap Value Fund.  During the same period, Small Cap Value Fund paid an additional $9,438,150 pursuant to the Plan, all of which represented compensation to dealers.

For the fiscal year ended September 30, 2009, the Distributor received $0 under the Plan from Small Cap Dividend Value Fund.

For the fiscal year ended September 30, 2009, the Distributor received $10,490 under the Plan from Small-Mid Cap Value Fund. During the same period, Small-Mid-Cap Value Fund paid an additional $29,309 pursuant to the Plan, all of which represented compensation to dealers.

For the fiscal year ended September 30, 2009, the Distributor received $32,171 under the Plan from Mid Cap Value Fund. During the same period, Mid Cap Value Fund paid an additional $118,583 pursuant to the Plan, all of which represented compensation to dealers.

For the fiscal year ended September 30, 2009, the Distributor received $33,337 under the Plan from All Cap Value Fund. During the same period, All Cap Value Fund paid an additional $96,471 pursuant to the Plan, all of which represented compensation to dealers.

Amounts paid under the Plan (which may not exceed a maximum monthly percentage of 1/12 of 0.25% (0.25% per annum) of the Fund’s average daily net assets) are paid to the Distributor in connection with its services as distributor. Payments, if any, are made monthly and are based on reports submitted by the Distributor to each Fund which sets forth all amounts expended by the Distributor pursuant to the Plan. Under no circumstances will a Fund pay a fee, pursuant to the Plan, the effect of which would be to exceed the FINRA limitations on asset based compensation described below.

The FINRA has rules that may limit the extent to which a Fund may make payments under the Plan. Although the FINRA’s rules do not apply to the Funds directly, the rules apply to members of the FINRA such as the Distributor and prohibit them from offering or selling shares of a Fund if the sale charges (including 12b-1 fees) imposed on such shares exceed the FINRA’s limitations.

The rules impose two related limits on 12b-1 fees paid by investors: an annual limit and a rolling cap.  The annual limit is 0.75% of assets (with an additional 0.25% permitted as a service fee). The rolling cap on the total of all sales charges (including front end charges, contingent deferred sales charges and asset based charges such as 12b-1 payments) is 6.25% of new sales (excluding sales resulting from the reinvestment of dividends and distributions) for funds that charge a service fee and 7.25% of new sales for funds that do not assess a service fee.

Whether the rolling applicable maximum sales charge has been exceeded requires periodic calculations of a Fund’s so-called “remaining amount.” The remaining amount is the amount to which a Fund’s total sales charges are subject for purposes of ensuring compliance with the FINRA limits. The Fund’s remaining amount is generally calculated by multiplying the Fund’s new sales by its appropriate FINRA maximum sales charge (6.25% or 7.25%). From this amount is subtracted the Fund’s sales charges on the new sales and the 12b-1 payments accrued or paid over the period. The Fund’s remaining amount increases with new sales of the Fund (because the Fund’s front-end sales charge is less than the applicable FINRA maximum) and decreases as the 12b-1 charges are accrued. The FINRA rules permit the remaining amount to be credited periodically with interest based on the rolling balance of the remaining amount. If a Fund’s remaining amount reaches zero, it must stop accruing its 12b-1 charges until it has new sales that increase the remaining amount. The Fund’s remaining amount may be depleted as a result of the payment of 12b-1 fees if, for example, the Fund experiences an extended period of time during which no new sales are made or during which new sales are made but in an amount insufficient to generate increases in the remaining amount to offset the accruing 12b-1 charges.

SHAREHOLDER SERVICING ARRANGEMENTS

The Corporation has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”).  Under the Shareholder Servicing Agreement, the Corporation pays the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund.  The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors.  For the fiscal year ended September 30, 2009, the Distributor received payments of $2,077,632, $0, $11,439, $33,451 and $33,200 from the Small Cap Value Fund, the Small Cap Dividend Value Fund, the Small-Mid Cap Value Fund, the Mid Cap Value Fund and the All Cap Value Fund, respectively, under the Shareholder Servicing Agreement.

PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TRANSACTIONS

The Adviser has discretion to select brokers and dealers to execute portfolio transactions on behalf of the Funds and to select the markets in which such transactions are to be executed. The primary responsibility regarding portfolio transactions is to select the best combination of price and execution for each Fund. When executing transactions for a given Fund, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. The Adviser may select the Distributor to execute portfolio transactions, subject to best price and execution. In any such transaction, the Distributor will charge commissions at a substantial discount from retail rates, regardless of the size of the transaction. Portfolio transactions executed by the Distributor will comply with all applicable provisions of Section 17(e) of the 1940 Act. Transactions of the Fund in the over-the-counter market may be executed with primary market makers acting as principal except where the Adviser believes that better prices and execution may be obtained elsewhere. The Adviser will not allocate brokerage on the basis of the sale of Fund shares; however, the Adviser may allocate brokerage to broker-dealers (including the Distributor) who have sold shares of a Fund, but any such allocation will be based on price and execution, and not the sale of a Fund shares.  In accordance with the provisions of Rule 12b-1(h), each Fund has implemented and the Board of Directors of the Funds has approved policies and procedures reasonably designed to prevent the use of brokerage on Fund securities transactions to promote or sell shares of a Fund.

BROKERAGE

In selecting brokers or dealers to execute particular transactions and in evaluating the best price and execution available, the Adviser is authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine a Fund’s asset value, and other information provided to each Fund or the Adviser. The Adviser is also authorized to cause a Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which the Adviser has investment discretion. The “bunching” of orders for the sale or purchase of marketable portfolio securities with other accounts under management of the Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.

In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing the Funds’ investment portfolios. In some cases, the information, (e.g., data or recommendations concerning particular securities) relates to the specific transaction placed with the broker but for greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Funds.

The Adviser is the principal source of information and advice to the Funds and is responsible for making and initiating the execution of investment decisions by each Fund. However, the Board of Directors recognizes that it is important that the Adviser, in performing its responsibilities for the Funds, continues to receive the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions. The Adviser believes that it is in the interest of the Funds to consider the value of the information received for use in advising the Funds when compensating brokers for their services. The extent to which such information may reduce the expenses of the Adviser’s management services to the Funds is not determinable. In addition, the Board of Directors understands that other clients of the Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from the information obtained by the Adviser in performing services for others.

Although investment decisions for each Fund are made independently from those for other investment advisory clients of the Adviser, the same investment decision may be made for both a Fund and one or more other advisory clients. If both a Fund and other clients purchase or sell the same class of securities on the same day, to the extent the Adviser is able to do so, the transactions will be allocated as to amount and price in a manner considered equitable to each. There may be circumstances under which, if orders are not placed with or through the same broker or executed in the same market, such allocation will not be possible. In those cases, each client will receive the price on its individual order, and a Fund may therefore have higher or lower prices for securities purchased or sold on the same day by the Adviser for other clients.

For the years ended September 30, 2009, 2008 and 2007, Small Cap Value Fund and KEELEY Small Cap Value Fund, Inc. (the predecessor to Small Cap Value Fund) paid to brokers, other than the Distributor, brokerage commissions totaling $186,526, $651,555 and $690,733, respectively, on transactions having a total market value of $61,471,178, $354,560,890 and $416,547,802, respectively. For the years ended September 30, 2009, 2008 and 2007, Small Cap Value Fund and KEELEY Small Cap Value Fund, Inc. paid the Distributor brokerage commissions of $7,232,338, $8,692,775 and $8,134,046, respectively, on transactions involving the payment of commissions having a total market value of $2,109,141,307, $3,719,036,577 and $4,078,704,580, respectively. Of the brokerage commissions paid by Small Cap Value Fund and its predecessor, KEELEY Small Cap Value Fund, Inc., for the years ended September 30, 2009, 2008 and 2007, 97.5%, 93.0% and 92.2%, respectively, were paid to the Distributor in connection with transactions involving securities having a market value equal to 97.2%, 91.3% and 90.7%, respectively, of the total market value of securities on which Small Cap Value Fund and KEELEY Small Cap Value Fund, Inc. paid commissions. The above commissions do not include commissions paid on those transactions when Small Cap Value Fund and KEELEY Small Cap Value Fund, Inc. purchased securities directly from FINRA marketmakers on a principal basis. During the fiscal year ended September 30, 2009, Small Cap Value Fund did not acquire securities of its regular brokers or dealers or their parents.

Small Cap Dividend Value Fund did not become operational until December 1, 2009; accordingly, for the fiscal period ended September 30, 2009, Small Cap Dividend Value Fund did not pay any brokerage commissions to the Distributor or to brokers other than the Distributor. During the fiscal period ended September 30, 2009, Small Cap Dividend Value Fund did not acquire securities of its regular brokers or dealers or their parents.

For the fiscal periods ended September 30, 2009, 2008 and 2007, Small-Mid Cap Value Fund paid brokerage commissions to brokers, other than the Distributor, brokerage commissions totaling $125, $300 and $0, respectively, on transactions having a total market value of $57,500, $109,439 and $0, respectively. For the fiscal period ended September 30, 2009, 2008 and 2007, Small-Mid Cap Value Fund paid the Distributor brokerage commissions of $158,603, $43,438 and $7,228, respectively, on transactions involving the payment of commissions having a total market value of $42,061,419, $19,085,278 and $4,408,993, respectively.  Of the brokerage commissions paid by Small-Mid Cap Value Fund for the fiscal period ended September 30, 2009, 2008 and 2007, 99.9%, 99.3% and 100%, respectively, was paid to the Distributor in connection with transactions involving securities with a market value equal to 99.9%, 99.4% and 100%, respectively, of the total market value of securities on which Small-Mid Cap Value Fund paid commissions. The above commissions do not include commissions paid on those transactions when Small-Mid Cap Value Fund purchases securities directly from FINRA marketmakers on a principal basis. During the fiscal period ended September 30, 2009, Small-Mid Cap Value Fund did not acquire securities of its regular brokers or dealers or their parents.

For the fiscal years ended September 30, 2009, 2008 and 2007, Mid Cap Value Fund paid to brokers, other than the Distributor, brokerage commissions totaling $550, $125 and $350, respectively, on transactions having a total market value of $148,520, $127,025 and $374,156, respectively. For the fiscal years ended September 30, 2009, 2008 and 2007, Mid Cap Value Fund paid the Distributor brokerage commissions of $364,360, $231,544 and $215,516, respectively, on transactions involving the payment of commissions having a total market value of $131,379,628, $126,985,962 and $116,306,660, respectively. Of the brokerage commissions paid by Mid Cap Value Fund for the fiscal years ended September 30, 2009, 2008 and 2007, 99.8%, 99.9% and 99.8%, respectively, were paid to the Distributor in connection with transactions involving securities with a market value equal to 99.9%, 99.9% and 99.7%, respectively, of the total market value of securities on which Mid Cap Value Fund paid commissions. The above commissions do not include commissions paid on those transactions when Mid Cap Value Fund purchases securities directly from FINRA marketmakers on a principal basis. During the fiscal year ended September 30, 2009, Mid Cap Value Fund did not acquire securities of its regular brokers or dealers or their parents.

For the fiscal years ended September 30, 2009, 2008 and 2007, All Cap Value Fund paid to brokers, other than the Distributor, brokerage commissions totaling $0, $375 and $3,525, respectively, on transactions having a total market value of $0, $189,118 and $728,541, respectively. For the fiscal years ended September 30, 2009, 2008 and 2007, All Cap Value Fund paid the Distributor brokerage commissions of $249,809, $282,646 and $181,811, respectively, on transactions involving the payment of commissions having a total market value of $66,267,514, $113,215,014 and $85,092,966, respectively. Of the brokerage commissions paid by the Fund for the fiscal years ended September 30, 2009, 2008 and 2007, 100.0%, 99.9% and 98.1%, respectively, were paid to the Distributor in connection with transactions involving securities with a market value equal to 100.0%, 99.8% and 99.2%, respectively, of the total market value of securities on which All Cap Value Fund paid commissions. The above commissions do not include commissions paid on those transactions when All Cap Value Fund purchases securities directly from FINRA marketmakers on a principal basis. During the fiscal year ended September 30, 2009, All Cap Value Fund did not acquire securities of its regular brokers or dealers or their parents.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For the purpose of this SAI “control” means: (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under the terms and conditions of the 1940 Act, which has become final, that control exists.

As of December 31, 2009, the Directors and Officers, as a group, owned less than 1% of the shares of the Small Cap Value Fund, and held the following percentage of the other Funds’ equity securities:

•	82% of the Small Cap Dividend Value Fund;

•	24% of the Small-Mid Cap Value Fund;

•	26% of the Mid Cap Value Fund; and

•	26% of the All Cap Value Fund

As of the same date, within the percentages noted above, the ownership of the Funds’ securities held by Mr. John L. Keeley, Jr. was:

•	837,455 shares in the Small Cap Value Fund, representing 0.36% of the issued and outstanding shares of common stock of the Fund;

•	257,630 shares in the Small Cap Dividend Value Fund, representing 21.10% of the issued and outstanding shares of common stock of the Fund;

•	1,093,224 shares in the Small-Mid Cap Value Fund, representing 19.29% of the issued and outstanding shares of common stock of the Fund;

•	1,931,995 shares in the Mid Cap Value Fund, representing 22.16% of the issued and outstanding shares of common stock of the Fund; and

•	1,804,516 shares in the All Cap Value Fund, representing 21.23% of the issued and outstanding shares of common stock of the Fund.

As of December 31, 2009, the following persons held of record more than 5% of the outstanding shares of the Funds:

Name and Address	Fund	Percentage of Outstanding Shares Held

National Financial Services Corp.	Small Cap Value Fund - Class A	20.23%
One World Financial Center
New York, NY 10281

Pershing LLC	Small Cap Value Fund - Class A	12.08%
PO Box 2052
Jersey City, NJ 07303

Charles Schwab & Co.	Small Cap Value Fund - Class A	17.32%
101 Montgomery
San Francisco, CA 94104

National Financial Services Corp.	Small Cap Value Fund - Class I	13.99%
One World Financial Center
New York, NY 10281

Robert Baird & Co. Inc.	Small Cap Value Fund - Class I	5.53%
777 E. Wisconsin Ave.
Milwaukee, WI 53202

Charles Schwab & Co.	Small Cap Value Fund - Class I	12.87%
101 Montgomery
San Francisco, CA 94104

Wells Fargo Investments LLC	Small Cap Value Fund - Class I	40.71%
625 Marquette Ave, Fl. 12
Minneapolis, MN 55402

National Financial Services Corp.	Mid Cap Value Fund - Class A	37.30%
One World Financial Center
New York, NY 10281

Pershing LLC	Mid Cap Value Fund - Class A	10.31%
PO Box 2052
Jersey City, NJ 07303

Wachovia Securities LLC	Mid Cap Value Fund - Class A	9.05%
1 N. Jefferson Ave
St. Louis, MO 63103

National Financial Services Corp.	Mid Cap Value Fund - Class I	72.31%
One World Financial Center
New York, NY 10281

Wells Fargo Bank NA	Mid Cap Value Fund - Class I	26.96%
PO Box 1533
Minneapolis, MN 55408

National Financial Services Corp.	All Cap Value Fund - Class A	33.08%
One World Financial Center
New York, NY 10281

Name and Address	Fund	Percentage of Outstanding Shares Held

Pershing LLC	All Cap Value Fund - Class A	18.07%
PO Box 2052
Jersey City, NJ 07303

Prudential Investment Management	All Cap Value Fund - Class A	7.06%
3 Gateway Center, Ste 14
Newark, NJ 07102

National Financial Services Corp.	All Cap Value Fund - Class I	57.50%
One World Financial Center
New York, NY 10281

Charles Schwab & Co.	All Cap Value Fund - Class I	41.77%
101 Montgomery
San Francisco, CA 94104

Charles Schwab & Co.	Small-Mid Cap Value Fund - Class A	8.29%
101 Montgomery
San Francisco, CA 94104

National Financial Services Corp.	Small-Mid Cap Value Fund - Class A	26.16%
One World Financial Center
New York, NY 10281

Pershing LLC	Small-Mid Cap Value Fund - Class A	18.27%
PO Box 2052
Jersey City, NJ 07303

LPL Financial Services	Small-Mid Cap Value Fund - Class A	19.89%
9785 Towne Centre Dr
San Diego, CA 92121

TD Ameritrade Incorporated	Small-Mid Cap Value Fund - Class I	7.83%
4211 South 102nd Street
Omaha, NE 68127

Wells Fargo Investments LLC	Small-Mid Cap Value Fund - Class I	26.47%
625 Marquette Ave, Fl. 12
Minneapolis, MN 55402

National Financial Services Corp.	Small-Mid Cap Value Fund - Class I	62.48%
One World Financial Center
New York, NY 10281

National Financial Services Corp.	Small Cap Dividend Value Fund - Class A	89.15%
One World Financial Center
New York, NY 10281

Pershing LLC	Small Cap Dividend Value Fund - Class A	8.94%
PO Box 2052
Jersey City, NJ 07303

Name and Address	Fund	Percentage of Outstanding Shares Held

National Financial Services Corp.	Small Cap Dividend Value Fund - Class I	78.00%
One World Financial Center
New York, NY 10281

John L. Keeley Jr. Trust	Small Cap Dividend Value Fund - Class I	22.00%
401 S. LaSalle St., Ste. 1201
Chicago, IL 60605

PROXY VOTING

As the beneficial owner of Funds securities, the Corporation, through its Board of Directors, has the right and the obligation to vote the Funds’ portfolio securities. The Board of Directors has delegated the voting power for the Funds’ securities to its investment adviser. The Adviser has adopted proxy voting policies and procedures for all of its clients, including the Funds. Those policies and procedures will govern each Fund’s voting of portfolio securities, except to the extent varied by a Fund’s Policies and Procedures, in which case that Fund’s policies and procedures will govern.

The Corporation’s proxy voting Policies and Procedures are based on the following assumptions:

•	Voting rights have economic value.
•	There is a duty to cast an informed vote.
•	Funds securities must be voted in a way that benefits each Fund and its shareholders solely.

The following is a summary of the manner in which the Corporation would normally expect to vote on certain matters that typically are included in the proxies that each Fund receives each year; however, each proxy needs to be considered separately and the Corporation’s vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

1)	The Corporation will vote securities with management on routine matters (e.g., election of Directors, ratification or selection of Accountants).

2)

The Corporation will rely upon the Adviser’s analysis of other management proposals, which it will make on a case by case basis (e.g., executive compensation, stock option plans, indemnification of Directors).

3)	The Corporation will oppose anti-takeover proposals (e.g., supermajority amendments, unequal voting rights plans), except where special circumstances dictate otherwise.

4)

On matters relating to social and political responsibility, unless in the Adviser’s judgment a vote in one direction or the other is likely to have a material effect on the market value of a Fund securities, the Fund will abstain.

All other issues brought forth will be reviewed by the Adviser on a case by case basis with the sole aim of enhancing the value of each Fund assets.

Although the Adviser does not anticipate that proxy voting generally will present a conflict of interest between a Fund on the one hand and the person exercising the vote (the Adviser, the Distributor or affiliated persons of the Adviser or the Distributor), the Adviser recognizes that it is possible that a conflict of interest could arise. If the Adviser identifies a situation that it believes presents a conflict of interest, and if that situation requires a vote on a specific matter (e.g. an anti-takeover matter), as set forth above, then the proxy will be voted in accordance with the predetermined policy without regard to the conflict. If there is no predetermined policy, or if the policy requires management to exercise judgment, then (i) if the perceived conflict involves the person exercising voting judgment on behalf of a Fund but does not involve the Adviser, Distributor or any other person controlling those entities, the exercise of voting judgment will be made by another officer of the Fund who does not have the conflict; (ii) if there is no other officer of the Fund who does not have a perceived conflict or the conflict involves the Adviser, the Distributor or someone who controls either of them, the Adviser will seek approval of its vote from the Independent Directors (which approval need not be at a meeting but may be by separate telephone conferences, depending on the time available to vote); or (iii) the Adviser may retain an independent third party to make a determination as to the appropriate vote on the matter, and may cast the vote in accordance with the determination.

Every August the Corporation files with the Securities and Exchange Commission information regarding the voting by the Corporation of proxies for securities of the Fund for the 12-month period ending the preceding June 30th. Shareholders are able to view such filings on the Commission’s website at http://www.sec.gov. Shareholders may also obtain a copy of the Proxy Voting Policies and the Corporation’s Fund proxy voting record for the most recent 12-month period ended June 30, free of charge, by contacting the Corporation at 800-533-5344.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, audits and reports on each Fund’s annual financial statements, reviews each Fund’s income tax returns, and performs other professional accounting, auditing, tax services when engaged to do so by the Corporation.

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The Articles of Incorporation do not require that the Corporation hold annual or regular shareholder meetings. Shareholder Meetings may be called by the Board of Directors and held at such times that the Directors, from time to time determine, for the purpose of the election of Directors or such other purposes as may be specified by the Directors.

REMOVAL OF DIRECTORS BY SHAREHOLDERS

The Corporation’s By-Laws contain procedures for the removal of Directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes then entitled to vote at an election of Directors, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all of the votes entitled to be cast at such meeting, the Secretary of a Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to a Fund’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either; (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation with respect to a Fund; or (ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.